UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 31, 2006

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                0-8328                                     84-0608431
       (Commission File Number)                         (I.R.S. Employer
                                                     Identification Number)

                                 (303) 665-5700
              (Registrant's Telephone Number, Including Area Code)

                    5405 Spine Road, Boulder, Colorado 80301
               (Address of Principal Executive Offices) (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          The disclosure contained under Item 2.03 below is incorporated herein by reference.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF A REGISTRANT

          On March 31, 2006, Dynamic Materials Corporation (the "Company") entered into the First Amendment to Credit Agreement (the "Amendment") between the Company and Wells Fargo Bank, National Association (the "Bank"). The Amendment amends the Credit Agreement entered into on September 15, 2005, by and between the Company and the Bank (together with the Revolving Line of Credit Note, the "Credit Facility"). The Credit Facility provides the Company until June 30, 2007 with a $7,500,000 revolving line of credit for working capital and general corporate purposes.

          The Amendment substitutes a revised Section 6.2, which permits the Company to invest up to $14,000,000 in fixed assets in fiscal year ending 2006, while retaining the $4,000,000 limitation on investments in fixed assets in any subsequent fiscal year. The Amendment also deletes Section 7.1(i) in its entirety, which had previously considered it an event of default if Groupe SNPE owned or controlled less than 25% of the outstanding voting equity interests in the Company.

          A copy of the Amendment is included as Exhibit 10.1 to this Current Report on Form 8-K, and such Exhibit is incorporated into this Item 2.03 by reference and any description of the Amendment in this Item 2.03 is qualified by such reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits.

Exhibit 10.1.  First Amendment to Credit Agreement dated as of March 31, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DYNAMIC MATERIALS CORPORATION


                                            By:   /s/ Richard A. Santa
                                                  ------------------------------
                                                  Richard A. Santa
                                                  Vice President and Chief
                                                  Financial Officer



Dated:  April 5, 2006

                                INDEX TO EXHIBITS

Number    Description
------    -----------

10.1      First Amendment to Credit Agreement dated as of March 31, 2006.